UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2009
Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code:
(713) 332-8400
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01. Regulation FD Disclosure.
     On March 30, 2009, the Company issued a press release announcing its Company and Investment Profile dated March 2009. In addition, Terry E. Sanford, Chief Financial Officer and Jay D. Dodds, Chief Operating Officer, are making a presentation to investors in Los Angeles, San Francisco and Portland during the week of March 30, 2009. A copy of the press release and the profile issued by the Company are attached hereto as Exhibits 99.1 and 99.2, respectively. A copy of the presentation, which will be presented at these meetings, is attached hereto as Exhibit 99.3. The Company and Investment Profile and the presentation are available on the Company’s website www.carriageservices.com.
     The press release, the Company and Investment Profile, the presentation and information in this report are being furnished in accordance with Regulation FD and not “filed” with the Securities and Exchange Commission. Accordingly, the information in this report is not incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.
     The Company and Investment Profile and the presentation contain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company provides quantitative reconciliations as well as qualitative information within the Company and Investment Profile, the presentation and on the Company’s website www.carriageservices.com.
     Item 8.01. Other Events.
     On March 30, 2009, the Company issued a press release announcing its Company and Investment Profile dated March 2009. In addition, Terry E. Sanford, Chief Financial Officer and Jay D. Dodds, Chief Operating Officer, are making a presentation to investors in Los Angeles, San Francisco and Portland during the week of March 30, 2009. A copy of the press release and the profile issued by the Company are attached hereto as Exhibits 99.1 and 99.2, respectively. A copy of the presentation, which will be presented at these meetings, is attached hereto as Exhibit 99.3.
     Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     The following exhibits are furnished as part of this current report on Form 8-K:
99.1	Press Release dated March 30, 2009

99.2	Company and Investment Profile dated March 2009

99.3	Investor Presentation, April 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.
Date: March 30, 2009	By:	/s/ Terry E. Sanford
Terry E. Sanford
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated March 30, 2009

99.2	Company and Investment Profile dated March 2009

99.3	Investor Presentation, April 2009